Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD THIRD QUARTER RESULTS

Highest Third Quarter Income From Continuing Operations

and Earnings Per Share in Company History

Earnings Per Share From Continuing Operations Increases 6.8% to $1.10

Increases Securities Repurchase Authorization to $200 Million

Third Quarter 2017	Nine Months 2017
	
• Revenue Increases 7.2% to $5.5 Billion; Excluding Foreign Exchange +6.9%	• Revenue Increases 5.0% to $16.0 Billion; Excluding Foreign Exchange +8.0%
	
• Income from Continuing Operations Attributable to Common Shareholders Increases 7.9% to $94.3 Million; Excluding Foreign Exchange +7.6% to $94.0 Million	• Income from Continuing Operations Attributable to Common Shareholders Increases 8.5% to $283.5 Million; Excluding Foreign Exchange +12.4% to $293.8 Million
	
• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 6.8% to $1.10; No Earnings Per Share Impact from Foreign Exchange	• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 8.9% to $3.30; Excluding Foreign Exchange +12.9% to $3.42
	
	

BLOOMFIELD HILLS, MI, October 25, 2017 –  Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, today announced record third quarter results. For the three months ended September 30, 2017, income from continuing operations attributable to common shareholders increased 7.9% to $94.3 million, and related earnings per share increased 6.8% to $1.10 when compared to the same period last year. Total automotive retail unit volume increased 9.9% and total revenue increased 7.2% to $5.5 billion. Excluding foreign exchange, total revenue increased 6.9%. There was no impact to earnings per share from foreign exchange during the third quarter.    During the third quarter, operations in certain markets were disrupted by several hurricanes which impacted our ability to sell and service vehicles.  We estimate that storm-related losses, expenses and business interruption adversely impacted income from continuing operations and earnings per share by approximately $3.0 million and $0.04 per share, respectively.

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Commenting on the company’s results, Penske Automotive Group Chairman Roger S. Penske said,  “I am pleased to report another quarter of record performance for our diversified transportation services business.  Third quarter results were driven by recently completed acquisitions, improving variable gross profit per unit retailed and a 200 basis-point increase in service/parts gross margin, coupled with strong performance from our North American retail commercial truck operations and our equity investment in Penske Truck Leasing.”

Automotive Retail Highlights of the Third Quarter

•	Retail Unit Sales +9.9% to 130,257

➢	New unit retail sales -2.5%

➢	Used unit retail sales +25.4%

•	Same-Store Retail Unit Sales -2.9% to 114,941

➢	New unit retail sales -6.2%

➢	Used unit retail sales +1.2%

•	Same-Store Retail Revenue -1.0%; Excluding F/X -1.2%

➢	New -3.5%; Used +1.7%; Finance & Insurance +5.0%; Service and Parts +1.5%

➢	-2.4% in the United States; +1.1% Internationally

•	Average Transaction Price Per Unit

➢	New $38,542; +3.8%

➢	Used $25,337; -7.6%

•	Average Gross Profit Per Unit

➢	New $2,877 (Excluding F/X $2,863), +$186/unit; Gross Margin 7.5%, +20 basis points

➢	Used $1,434, -$158/unit; Gross Margin 5.7%, -10 basis points

➢	Finance & Insurance $1,167, +$79/unit

Note: F/X = foreign exchange

For the nine months ended September 30, 2017, total revenue increased 5.0% to $16.0 billion, with a 2.9% decrease in same-store retail revenue. Excluding foreign exchange, total revenue increased 8.0%, while same-store retail revenue increased 0.3%. Total automotive retail unit volume increased 10.6%, with a 2.6% decrease on a same-store basis. Income from continuing operations attributable to common shareholders increased  8.5% to $283.5 million and related earnings per share increased 8.9% to $3.30

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when compared to the same period last year. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.12.

Retail Commercial Truck Operations

Penske Automotive Group operates twenty medium and heavy-duty truck dealership locations in the U.S. and Canada under the “Premier Truck Group” brand name, offering primarily the Freightliner and Western Star brands. For the three and nine months ended September 30, 2017, Premier Truck Group retailed  2,096 and 5,162 units, generated $299.6 million and $739.8 million of revenue, and $44.3 million and $120.7 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/parts sales. Same-store revenue increased 11.8% and declined 10.4% for the three and nine months ended September 30, 2017, respectively.  For the three months ended September 30, 2017, gross profit per used truck retailed improved to $5,500 from a loss of $1,431 per unit in the same period last year, as used truck prices stabilized. Service and parts gross profit represented approximately 71.6% and 75.2% of Premier Truck Group’s gross profit for the three and nine months ended September 30, 2017, respectively.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance and logistics services. During the third quarter of 2016, the company increased its ownership interest in PTL from 9.0% to 23.4%, and in the third quarter of 2017, increased its ownership by another 5.5%, bringing the total ownership interest in PTL to 28.9%.  For the three and nine months ended September 30, 2017, the company recorded $30.1 million and $66.9 million as part of equity in earnings of affiliates compared to $23.8 million and $36.6 million for the same periods last year, respectively. The company accounts for its ownership interest in PTL using the equity method of accounting.

Dividend and Share Repurchases

On October 11, 2017, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.33 per share, the twenty-sixth consecutive increase in the quarterly dividend.

During the three months ended September 30, 2017, the company repurchased 252,000 shares for $10.0 million, or an average of $39.75 per share.  For the nine months ended September 30, 2017, the company has repurchased 302,000 shares for $12.7 million, or an average $41.95 per share.  In October

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2017, the Board of Directors approved an increase in the company’s securities repurchase authorization to $200.0 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the third quarter of 2017 on Wednesday,  October 25, 2017, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230‑1766 – [International, please dial (612) 332‑0107]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2017 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 26,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

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Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters such as the recent hurricanes, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2016, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

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Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
	2017	2016	(Decrease)	2017	2016	(Decrease)
Revenue	$5,524.4	$5,152.0	7.2%	$15,988.9	$15,230.7	5.0%
Cost of Sales	4,701.8	4,407.8	6.7%	13,574.7	12,991.4	4.5%
Gross Profit	$822.6	$744.2	10.5%	$2,414.2	$2,239.3	7.8%
SG&A Expenses	646.1	581.2	11.2%	1,869.8	1,722.8	8.5%
Depreciation	24.3	21.5	13.0%	70.0	66.8	4.8%
Operating Income	$152.2	$141.5	7.6%	$474.4	$449.7	5.5%
Floor Plan Interest Expense	(16.4)	(11.9)	37.8%	(45.6)	(37.8)	20.6%
Other Interest Expense	(27.8)	(25.1)	10.8%	(79.2)	(61.8)	28.2%
Equity in Earnings of Affiliates	30.9	25.6	20.7%	70.9	43.1	64.5%
Income from Continuing Operations Before Income Taxes	$138.9	$130.1	6.8%	$420.5	$393.2	6.9%
Income Taxes	(44.7)	(41.7)	7.2%	(136.0)	(128.4)	5.9%
Income from Continuing Operations	$94.2	$88.4	6.6%	$284.5	$264.8	7.4%
Income (Loss) from Discontinued Operations, net of tax	0.1	0.1	—%	(0.3)	(1.1)	(72.7)%
Net Income	$94.3	$88.5	6.6%	$284.2	$263.7	7.8%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.1)	1.0	(110.0)%	1.0	3.4	(70.6)%
Net Income Attributable to Common Shareholders	$94.4	$87.5	7.9%	$283.2	$260.3	8.8%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$94.2	$88.4	6.6%	$284.5	$264.8	7.4%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.1)	1.0	(110.0)%	1.0	3.4	(70.6)%
Income from Continuing Operations, net of tax	$94.3	$87.4	7.9%	$283.5	$261.4	8.5%
Income (Loss) from Discontinued Operations, net of tax	0.1	0.1	—%	(0.3)	(1.1)	(72.7)%
Net Income Attributable to Common Shareholders	$94.4	$87.5	7.9%	$283.2	$260.3	8.8%
Income from Continuing Operations Per Share	$1.10	$1.03	6.8%	$3.30	$3.03	8.9%
Income Per Share	$1.10	$1.03	6.8%	$3.30	$3.02	9.3%
Weighted Average Shares Outstanding	86.0	85.2	0.9%	85.9	86.3	(0.5)%

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	September 30,	December 31,
	2017	2016
Assets:
Cash and Cash Equivalents	$37.2	$24.0
Accounts Receivable, Net	938.8	879.0
Inventories	3,770.3	3,408.2
Other Current Assets	96.5	73.9
Assets Held for Sale	—	8.4
Total Current Assets	4,842.8	4,393.5
Property and Equipment, Net	2,091.4	1,806.5
Intangibles	2,133.7	1,711.3
Other Long-Term Assets	1,214.4	921.7
Total Assets	$10,282.3	$8,833.0

Liabilities and Equity:
Floor Plan Notes Payable	$2,222.3	$2,084.5
Floor Plan Notes Payable – Non-Trade	1,388.5	1,233.3
Accounts Payable	627.6	497.4
Accrued Expenses	369.9	360.0
Current Portion Long-Term Debt	67.6	48.3
Liabilities Held for Sale	0.7	6.1
Total Current Liabilities	4,676.6	4,229.6
Long-Term Debt	2,170.5	1,828.8
Other Long-Term Liabilities	1,323.2	995.1
Total Liabilities	8,170.3	7,053.5
Equity	2,112.0	1,779.5
Total Liabilities and Equity	$10,282.3	$8,833.0

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Geographic Revenue Mix:
North America	58.9%	60.7%	58.6%	59.4%
U.K.	33.8%	32.7%	33.9%	33.6%
Other International	7.3%	6.6%	7.5%	7.0%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,085.4	$4,772.1	$14,882.5	$14,121.8
Retail Commercial Trucks	299.6	266.1	739.8	782.3
Commercial Vehicles Australia/Power Systems and Other	139.4	113.8	366.6	326.6
Total	$5,524.4	$5,152.0	$15,988.9	$15,230.7

Gross Profit: (Amounts in Millions)
Retail Automotive	$744.2	$674.7	$2,198.5	$2,041.7
Retail Commercial Trucks	44.3	38.2	120.7	109.7
Commercial Vehicles Australia/Power Systems and Other	34.1	31.3	95.0	87.9
Total	$822.6	$744.2	$2,414.2	$2,239.3

Gross Margin:
Retail Automotive	14.6%	14.1%	14.8%	14.5%
Retail Commercial Trucks	14.8%	14.4%	16.3%	14.0%
Commercial Vehicles Australia/Power Systems and Other	24.5%	27.5%	25.9%	26.9%
Total	14.9%	14.4%	15.1%	14.7%

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
			Increase/				Increase/
	2017	2016	(Decrease)		2017	2016	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	14.9%	14.4%	50	bps	15.1%	14.7%	40	bps
Selling, General and Administrative Expenses	11.7%	11.3%	40	bps	11.7%	11.3%	40	bps
Operating Income	2.8%	2.7%	10	bps	3.0%	3.0%	—	bps
Inc. From Cont. Ops. Before Inc. Taxes	2.5%	2.5%	—	bps	2.6%	2.6%	—	bps

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	78.5%	78.1%	40	bps	77.5%	76.9%	60	bps
Operating Income	18.5%	19.0%	(50)	bps	19.7%	20.1%	(40)	bps

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
(Amounts in Millions)	2017	2016	(Decrease)	2017	2016	(Decrease)

EBITDA*	$191.0	$176.7	8.1%	$569.7	$521.8	9.2%
Floorplan Credits	$10.9	$10.2	6.9%	$29.3	$29.3	—%
Rent Expense	$59.3	$50.9	16.5%	$168.1	$154.3	8.9%

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Retail Automotive Units:
New Retail	64,365	65,986	187,377	186,909
Used Retail	65,892	52,536	194,384	158,213
Total	130,257	118,522	381,761	345,122

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,480.8	$2,449.2	$7,189.9	$7,178.4
Used Vehicles	1,669.5	1,440.3	4,850.6	4,331.5
Finance and Insurance, Net	152.0	129.0	436.6	373.1
Service and Parts	520.9	492.2	1,540.1	1,466.5
Fleet and Wholesale	262.2	261.4	865.3	772.3
Total Revenue	$5,085.4	$4,772.1	$14,882.5	$14,121.8

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$185.2	$177.6	$552.6	$546.2
Used Vehicles	94.5	83.7	282.4	257.8
Finance and Insurance, Net	152.0	129.0	436.6	373.1
Service and Parts	308.0	280.9	911.4	851.0
Fleet and Wholesale	4.5	3.5	15.5	13.6
Total Gross Profit	$744.2	$674.7	$2,198.5	$2,041.7

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$38,542	$37,117	$38,371	$38,406
Used Vehicles	25,337	27,415	24,954	27,377

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,877	$2,691	$2,949	$2,922
Used Vehicles	1,434	1,592	1,453	1,629
Finance & Insurance	1,167	1,088	1,144	1,081

Retail Automotive Gross Margin:
New Vehicles	7.5%	7.3%	7.7%	7.6%
Used Vehicles	5.7%	5.8%	5.8%	6.0%
Service and Parts	59.1%	57.1%	59.2%	58.0%
Fleet and Wholesale	1.7%	1.3%	1.8%	1.8%
Total Gross Margin	14.6%	14.1%	14.8%	14.5%

Retail Automotive Revenue Mix Percentages:
New Vehicles	48.8%	51.3%	48.3%	50.8%
Used Vehicles	32.8%	30.2%	32.6%	30.7%
Finance and Insurance, Net	3.0%	2.7%	2.9%	2.6%
Service and Parts	10.2%	10.3%	10.3%	10.4%
Fleet and Wholesale	5.2%	5.5%	5.9%	5.5%
Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	24.9%	26.3%	25.1%	26.8%
Used Vehicles	12.7%	12.4%	12.8%	12.6%
Finance and Insurance, Net	20.4%	19.1%	19.9%	18.3%
Service and Parts	41.4%	41.6%	41.5%	41.7%
Fleet and Wholesale	0.6%	0.6%	0.7%	0.6%
Total	100.0%	100.0%	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	22%	25%	23%	25%
Audi	15%	14%	14%	14%
Mercedes-Benz	10%	10%	10%	10%
Land Rover / Jaguar	8%	7%	8%	7%
Porsche	6%	5%	6%	5%
Lexus	3%	3%	3%	4%
Ferrari / Maserati	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	1%	2%	1%	2%
Total Premium	70%	71%	70%	72%
Volume Non-U.S.:
Toyota	10%	11%	10%	11%
Honda	7%	7%	7%	7%
Volkswagen	3%	4%	3%	3%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Volume Non-U.S.	23%	25%	23%	24%
U.S.:
General Motors / Chrysler / Ford	3%	4%	3%	4%
Stand-Alone Used	4%	—%	4%	—%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	58%	60%	58%	59%
U.K.	37%	35%	36%	36%
Other International	5%	5%	6%	5%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	62%	64%	62%	63%
U.K.	33%	32%	32%	32%
Other International	5%	4%	6%	5%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Same-Store

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Retail Automotive Same-Store Units:
New Retail	61,860	65,920	175,726	184,087
Used Retail	53,081	52,468	155,732	156,186
Total	114,941	118,388	331,458	340,273

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,362.1	$2,446.6	$6,735.8	$7,081.8
Used Vehicles	1,463.0	1,438.8	4,209.2	4,273.0
Finance and Insurance, Net	135.4	128.9	385.7	369.2
Service and Parts	498.8	491.3	1,467.1	1,455.8
Fleet and Wholesale	219.9	261.2	752.0	767.0
Total Revenue	$4,679.2	$4,766.8	$13,549.8	$13,946.8

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$175.7	$177.4	$513.9	$538.4
Used Vehicles	78.7	83.5	234.7	255.1
Finance and Insurance, Net	135.4	128.9	385.7	369.2
Service and Parts	293.1	280.4	863.2	844.3
Fleet and Wholesale	4.2	3.5	13.7	13.7
Total Gross Profit	$687.1	$673.7	$2,011.2	$2,020.7

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$38,185	$37,114	$38,331	$38,470
Used Vehicles	27,561	27,422	27,028	27,359

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,841	$2,691	$2,924	$2,925
Used Vehicles	1,482	1,592	1,507	1,634
Finance & Insurance	1,178	1,089	1,164	1,085

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.4%	7.3%	7.6%	7.6%
Used Vehicles	5.4%	5.8%	5.6%	6.0%
Service and Parts	58.8%	57.1%	58.8%	58.0%
Fleet and Wholesale	1.9%	1.3%	1.8%	1.8%
Total Gross Margin	14.7%	14.1%	14.8%	14.5%

Retail Automotive Revenue Mix Percentages:
New Vehicles	50.5%	51.3%	49.7%	50.8%
Used Vehicles	31.3%	30.2%	31.1%	30.6%
Finance and Insurance, Net	2.9%	2.7%	2.8%	2.6%
Service and Parts	10.7%	10.3%	10.8%	10.4%
Fleet and Wholesale	4.6%	5.5%	5.6%	5.6%
Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.6%	26.3%	25.6%	26.6%
Used Vehicles	11.5%	12.4%	11.7%	12.6%
Finance and Insurance, Net	19.7%	19.1%	19.2%	18.3%
Service and Parts	42.7%	41.6%	42.9%	41.8%
Fleet and Wholesale	0.5%	0.6%	0.6%	0.7%
Total	100.0%	100.0%	100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Retail Commercial Truck Units:
New Retail	1,632	1,668	3,932	4,777
Used Retail	464	226	1,230	771
Total Units	2,096	1,894	5,162	5,548

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$184.3	$168.8	$411.5	$497.5
Used Vehicles	25.7	11.3	67.9	38.6
Finance and Insurance, Net	2.1	1.8	6.6	5.5
Service and Parts	83.3	81.5	244.6	232.2
Lease, Rental & Wholesale	4.2	2.7	9.2	8.5
Total Revenue	$299.6	$266.1	$739.8	$782.3

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$7.9	$6.2	$17.4	$18.7
Used Vehicles	2.6	(0.3)	6.1	(1.3)
Finance and Insurance, Net	2.1	1.8	6.6	5.5
Service and Parts	31.7	30.0	90.8	85.7
Lease, Rental & Wholesale	—	0.5	(0.2)	1.1
Total Gross Profit	$44.3	$38.2	$120.7	$109.7

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$112,907	$101,202	$104,631	$104,145
Used Vehicles	55,387	49,999	55,158	49,991

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,822	$3,699	$4,426	$3,905
Used Vehicles	5,500	(1,431)	4,912	(1,681)
Finance and Insurance	1,016	965	1,275	992

Retail Commercial Truck Gross Margin:
New Vehicles	4.3%	3.7%	4.2%	3.8%
Used Vehicles	10.1%	(2.7)%	9.0%	(3.4)%
Service and Parts	38.1%	36.8%	37.1%	36.9%
Lease, Rental & Wholesale	—%	18.5%	(2.2)%	12.9%
Total Gross Margin	14.8%	14.4%	16.3%	14.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Same-Store

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Retail Commercial Truck Same-Store Units:
New Retail	1,620	1,668	3,303	4,155
Used Retail	464	226	1,070	755
Total Units	2,084	1,894	4,373	4,910

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$182.8	$168.8	$336.3	$430.2
Used Vehicles	25.7	11.3	60.0	37.8
Finance and Insurance, Net	2.1	1.8	6.0	5.1
Service and Parts	82.6	81.5	212.5	214.4
Lease, Rental & Wholesale	4.4	2.7	9.0	8.5
Total Revenue	$297.6	$266.1	$623.8	$696.0

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$7.8	$6.2	$14.6	$16.6
Used Vehicles	2.6	(0.3)	5.7	(1.4)
Finance and Insurance, Net	2.1	1.8	6.0	5.1
Service and Parts	31.3	30.0	80.3	80.0
Lease, Rental & Wholesale	—	0.5	(0.3)	1.1
Total Gross Profit	$43.8	$38.2	$106.3	$101.4

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$112,861	$101,202	$101,830	$103,549
Used Vehicles	55,387	49,999	56,098	50,072

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,810	$3,699	$4,430	$3,990
Used Vehicles	5,500	(1,431)	5,291	(1,806)
Finance and Insurance	1,019	965	1,373	1,038

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.3%	3.7%	4.3%	3.9%
Used Vehicles	10.1%	(2.7)%	9.5%	(3.7)%
Service and Parts	37.9%	36.8%	37.8%	37.3%
Lease, Rental & Wholesale	—%	18.5%	(3.3)%	12.9%
Total Gross Margin	14.7%	14.4%	17.0%	14.6%

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
(Amounts in Millions)	2017	2016	(Decrease)	2017	2016	(Decrease)

Net Income	$94.3	$88.5	6.6%	$284.2	$263.7	7.8%
Add: Depreciation	24.3	21.5	13.0%	70.0	66.8	4.8%
Other Interest Expense	27.8	25.1	10.8%	79.2	61.8	28.2%
Income Taxes	44.7	41.7	7.2%	136.0	128.4	5.9%
(Income) Loss from Discontinued Operations, net of tax	(0.1)	(0.1)	—%	0.3	1.1	(72.7)%
EBITDA	$191.0	$176.7	8.1%	$569.7	$521.8	9.2%

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